UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) August 25, 2005
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                                TEREX CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10702                 34-1531521
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


    500 Post Road East, Suite 320, Westport, Connecticut          06880
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          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     (a) Terex Corporation ("Terex") has been advised by the Securities and Exchange Commission that it is commencing an investigation of Terex. Terex understands that the investigation relates to the previously announced restatement of its financial statements for the years ended December 31, 2000, 2001, 2002 and 2003. The restatement principally pertains to errors identified by Terex in accounting for, and reconciliation of, certain intercompany imbalances, as well as in the failure to properly eliminate, in consolidation, all intercompany accounts in accordance with generally accepted accounting principles. While no formal order has yet been issued, Terex is cooperating fully and intends to voluntarily provide the SEC staff with information.

     Separately, Terex has received a subpoena from the Securities and Exchange Commission in a matter entitled "In the Matter of United Rentals, Inc." The subpoena principally requires the production of documents concerning certain transactions involving Terex and its subsidiaries, on the one hand, and United Rentals, on the other, in 2000 and 2001. Terex is also cooperating fully with this investigation. Terex does not believe that these transactions impact its restatement.

     Terex has also issued a press release concerning this matter, a copy of which is included as Exhibit 99.1 to this Form 8-K.

     (b) Safe Harbor Statement. The above contains forward-looking information based on Terex's current expectations. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: until the SEC investigation and the previously announced review by Terex of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such reviews; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press release of Terex Corporation issued on August 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 29, 2005

                                    TEREX CORPORATION


                                    By: /s/ Phillip C. Widman
                                        ------------------------------
                                        Phillip C. Widman
                                        Senior Vice President and Chief
                                        Financial Officer

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